ACCEPTANCE OF APPOINTMENT AS DIRECTOR AND OFFICER
                                       OF
                               AM MARKETING, INC.


I, Dick Ford, having been appointed as President of AM Marketing, Inc., a Nevada corporation, and as a member of its Board of Directors, do hereby accept the position of President, and Director effective as of the time of my appointment on January 2, 2002.

                                                      /s/ Dick Ford
                                                      ----------------------
                                                      Dick Ford